UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

Snail, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41556	88-4146991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12049 Jefferson Blvd

Culver City, CA 90230

(Address of principal executive offices) (Zip Code)

+1 (310) 988-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SNAL	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 19, 2025, Snail, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The following are the results of the voting on the two (2) proposals (the “Proposals”) submitted to stockholders at the Annual Meeting. These Proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on April 16, 2026 with the Securities and Exchange Commission.

As of April 15, 2025, the record date for the Annual Meeting, there were 13,873,422 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and 28,748,580 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), outstanding and entitled to vote. Of the Company’s common stock, the Class A Common Stock was entitled to one (1) vote per share and the Class B Common Stock was entitled to ten (10) votes per share at the Annual Meeting, constituting all of the outstanding voting securities of the Company as of the record date. At the Annual Meeting, the holders of shares holding 291,710,391 votes, constituting 96.8% of the total voting power of all outstanding securities of the Company generally entitled to vote, were present or represented by proxy, constituting a quorum.

Proposal 1–The stockholders elected the following eight (8) nominees for director to the Company’s Board of Directors to hold office until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Hai Shi	288,004,441	83,485	3,622,465
Jim Tsai	288,002,004	85,922	3,622,465
Heidy Chow	287,902,743	185,183	3,622,465
Peter Kang	287,950,693	137,233	3,622,465
Ying Zhou	287,950,293	137,633	3,622,465
Neil Foster	288,009,601	78,325	3,622,465
Sandra Pundmann	287,955,605	132,321	3,622,465
Ryan Jamieson	288,008,487	79,439	3,622,465

Proposal 2–The stockholders ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 by the following vote:

Votes For	Votes Against	Abstentions
291,440,661	204,581	65,149

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAIL, INC.

Date: May 28, 2026	By:	/s/ Hai Shi
	Name:	Hai Shi
	Title:	Chief Executive Officer